Exhibit 99.1

Investor Presentation AUGUST 2020 FISCAL YEAR 2021 FIRST QUARTER

2 DISCLAIMER Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward - looking statements include information concerning Booz Allen’s preliminary f inancial results, financial outlook and guidance, including forecasted revenue, Diluted EPS, Adjusted Diluted EPS, free cash flow, future quarterly dividends, and future impro vem ents in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward - looking stat ements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predict s,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward - looking stateme nts are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward - looking statements relate to future events or our future financial performance and involve known and unknown risks , uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of a cti vity, performance or achievements expressed or implied by these forward - looking statements. A number of important factors could cause actual results to differ materially from those conta ined in or implied by these forward - looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our An nual Report on Form 10 - K for the fiscal year ended March 31, 20 20 , which can be found at the SEC’s website at www.sec.gov . All forward - looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as req uir ed by law, we undertake no obligation to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise. Note Regarding Non - GAAP Financial Data Information Booz Allen discloses in the following information Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted E BIT DA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow which ar e n ot recognized measurements under GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should ( i ) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, operating income to Adjusted Operating Income, net income to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Ad jus ted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income and Adjusted Diluted Earnings Per Share, and net cash provided by operating activities to Free Cash Flow, and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Revenue, Excluding Billable Expenses, Adjusted Operating In com e, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addi tio n to, and not as an alternative to revenue, operating income, net income or diluted EPS as measures of operating results, and (iii) use Free Cash Flow in addition to and no t as an alternative to net cash provided by operating activities as a measure of liquidity, each as defined under GAAP. The Financial Appendix includes a reconciliation of Revenue , E xcluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents the se supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to eva luate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable and to enable them to assess Booz Allen’s performance on the same basis as management. Th ese supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry . W ith respect to our expectations under “Investment Thesis,” a reconciliation of Adjusted Diluted EPS guidance to the closest corresponding GAAP measure is not avail abl e without unreasonable efforts on a forward - looking basis due to our inability to predict our stock price, equity grants and dividend declarations during the course of Fiscal 20 21. Projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the diff ere nce between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two - class method and related possible dilution used in the calculation of EPS. Consequently, any at tempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to hav e a n unpredictable, and potentially significant, impact on our future GAAP financial results. For the same reason, a reconciliation of Adjusted EBITDA Margin on Revenue guidance to the cl osest corresponding GAAP measure is not available without unreasonable efforts on a forward - looking basis due to our inability to predict specific quantifications of the amounts that would be required to reconcile such measures.

WHY INVEST IN BOOZ ALLEN HAMILTON

INVESTMENT THESIS

UNIQUE MARKET POSITION = **STRONG FINANCIAL RETURNS** + **OPTION VALUE**

UNIQUE MARKET POSITION

+ Investments in innovation, talent, and capabilities position us to help clients adopt current and new technologies
+ First mover advantage enhanced by our ability to combine mission knowledge, consulting heritage and technical depth, creating value for critical missions and top priorities

STRONG FINANCIAL RETURNS

FY2018 - FY2021 (1)

70–80% ADEPS GROWTH BY FY21

+ ~2% Dividend Yield

6-10%	~10%	~$1.4B
Annual Revenue Growth	Adj. EBITDA Margins	Capital Deployment

OPTION VALUE

+ Continued investment in new business lines and solutions that will drive future growth

YEAR TWO

60% ADEPS GROWTH THROUGH FY20

to $3.18 + ~1.5% Dividend Yield

11.3%	10.1%	$333M For a 2-year total of $697M
Annual Revenue Growth	Adj. EBITDA Margin	Capital Deployment

(1) Guidance as provided on July 31, 2020

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COMPANY HISTORY


Founded by Edwin Booz in Chicago
Advisor to Chrysler ensuring a successful recovery with support of government lending
Supported GSA in overhauling its telecommunications network (largest contract to date at that time at $620MM)
Spin-off of commercial consulting business; Carlyle becomes majority shareholder
Acquired Defense Systems Engineering & Support
Support DOD GTMP to Strengthen National Security Interests and Protect US Armed Forces (largest contract to date at $937MM)
Acquired Digital Service Business Aquilent
Support DoD Joint AI Center (JAIC) ($800MM contract)
1914
1940
1949
1966
1987
1992
1996
2001
2008
2010
2012
2013
2014
2015
2016
2017
2020
Hired to help U.S. Navy prepare for WW II
Began serving the U.S. Army
Engaged by NFL to assist with the merger of the AFL and NFL
Received NASA space station contract (first contract over $100MM)
Engaged as key contractor supporting the creation of DHS
Initial Public Offering
Launched the Vision 2020 Strategy
Opened Innovation Center in Washington DC
Carlyle completes ownership exit
Support GSA Machine Learning Analytics ($885MM contract)

With over 75 years of industry leadership, Booz Allen is one of the most respected names in government contracting

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BOOZ ALLEN'S LEADERSHIP TEAM

OUR PURPOSE, AS A FIRM, IS TO EMPOWER PEOPLE TO CHANGE THE WORLD



Horacio D. Rozanski
President and CEO



Lloyd W. Howell, Jr.
CFO and Treasurer



Nancy J. Laben
Chief Legal Officer



Elizabeth M. Thompson
Chief People Officer



Kristine Martin Anderson
Civilian Services Group Lead



Karen M. Dahut
Global Defense Group Lead



Gary D. Labovich
Management Systems Modernization Lead



Judi Dotson
National Security Group Lead



Susan L. Penfield
Chief Innovation Officer and Strategic Innovation Group Lead



Our employees work at
500+ LOCATIONS IN 25+ COUNTRIES

~27,400
Number of employees(1)

~29%(2) are Veterans
~66%(2) of staff with security clearances

~86%(2) hold bachelor's degrees
~40%(2) hold master's degrees
~3%(2) hold doctoral degrees

1) As of 6/30/20
2) As of 3/31/20

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AN INDUSTRY LEADER BOOZ ALLEN CONTINUES ITS 100+ YEAR HISTORY AS AN INDUSTRY LEADER 6 We bring bold thinking and a desire to be the best in our work in consulting, analytics, digital solutions, engineering, and cyber, focused on agencies ranging from defense to health, energy, and international development 21% 18% 56% 56% 23% 26% Q1'20 Q1'21 0% 50% 100% Fixed Price Cost Reimbursable Time & Materials 83% 60% 90% 61% Recompetes New Business 0% 50% 100% FY'19 FY'20 + Founded in 1914 (100+ year history) + Headquartered in McLean, VA (close to core clients) + November 2010 IPO (NYSE listed under ticker BAH) + Single P&L (drives collaboration across leadership) + $7.6B in 6/30/20 LTM Revenue + $495M in 6/30/20 LTM Net Income (6.5% margin) + $768M in 6/30/20 LTM Adj. EBITDA (10.1% margin) + Pure - play services provider (97% U.S. Gov’t Revenue – Q1’21) + Diversification insulates P&L (~4,600 total contracts & task orders) (1) (1) Contract information includes contracts and task orders Prime 92% Sub 8% KEY HIGHLIGHTS Q1’21 CONTRACT MIX WIN RATE (1) Q1’21 PRIME / SUB

Focuses on delivering transformational solutions in the areas of decision analytics, automation, and data science, as well as new or emerging areas. Combines the power of modern systems development techniques and cloud platforms with machine learning to transform customer and mission experiences. Delivers engineering services and solutions to define, develop, implement, sustain, and modernize complex physical systems. Focuses on active prevention, detection, and cost effectiveness for cybersecurity needs. Focuses on the talent and expertise needed to solve client problems and develop mission - oriented solutions. COMPREHENSIVE SUITE OF SERVICE OFFERINGS STRATEGICALLY ALIGNED WITH CUSTOMERS’ CURRENT AND FUTURE PRIORITIES 7 Consulting Analytics Digital Solutions Engineering Cyber

BROAD CUSTOMER BASE SPANNING THE U.S. GOVERNMENT, INTERNATIONAL AND COMMERCIAL CLIENTS 8 + Commercial: Aerospace, Financial Services, Health and Life Sciences, Energy, Transportation + International: Middle East, North Africa Region, and Select Asian Markets GLOBAL / COMMERCIAL (3%) + U.S. Intelligence Agencies: National Security Agency, National Geospatial - Intelligence Agency, National Reconnaissance Office + Military Intelligence Agencies : Defense Intelligence Agency, Service Intelligence Centers, Intelligence Surveillance Reconnaissance Units INTEL (21%) + Air Force + Army + Joint Combatant Commands + Navy/Marine Corps DEFENSE (47%) REVENUE BY MARKET (1) Q1’21 CIVIL (29%) + Homeland Security + Health & Human Services + Veterans Affairs + Treasury + Justice 1) Client listing includes significant clients based on revenue, but the lists are not all inclusive

VISION 2020 GROWTH STRATEGY CURRENTLY IN ITS SEVENTH YEAR OF IMPLEMENTATION, WE’RE IN THE “PAYOFF PERIOD” 9 KEY ELEMENTS OF VISION 2020 IMPACT ON PERFORMANCE – “PAYOFF” + Moving closer to the center of our clients’ core mission + Increasing the technical content of our work + Attracting and retaining superior talent in diverse areas of expertise + Leveraging innovation to deliver complex, differentiated, end - to - end solutions + Creating a broad network of external partners and alliances + Expanding into commercial and international markets + Insulated operating performance through budget / economic cycles + Higher barriers to entry ; supports margin + Superior technical execution; stable hiring / retention drives backlog conversion + Innovation a key component of investment thesis; option value to enhance growth + Partnerships to synthesize innovation and create solutions (i.e. Dell / District Defend) + Mix shift drives higher growth and margin ; to eventually pivot mature commercial solutions to government end markets

VISION 2020 RESULTS BOOZ ALLEN ANTICIPATES OUR STRONG FINANCIAL PERFORMANCE WILL CONTINUE 10 (1) 2016 Net Income benefited from one time release of pre - acquisition income tax reserves assumed by the Company in connection with the acquisition of our Company by The Carlyle Group (1) (1) NET INCOME (IN MILLIONS) GROWTH… …. DRIVES STRONG DILUTED EARNINGS PER SHARE $294 $261 $302 $419 $483 FY16 FY17 FY18 FY19 FY20 $1.94 $1.72 $2.03 $2.91 $3.41 FY16 FY17 FY18 FY19 FY20

STRONG EARNINGS GROWTH DERIVATIVE OF ROBUST, ABOVE - MARKET ORGANIC REVENUE GROWTH 11 $506 $569 $584 $675 $754 $1.65 $1.80 $1.99 $2.76 $3.18 $450 $520 $590 $660 $730 $800 FY16 FY17 FY18 FY19 FY20 $1.50 $1.88 $2.25 $2.63 $3.00 $3.38 $3.75 Adj. EBITDA ADEPS 2.5% 7.1% 5.2% 8.7% 11.3% (3.5%) (1.3%) 0.5% 4.0% 5.6% -10% -5% 0% 5% 10% 15% FY16 FY17 FY18 FY19 FY20 Booz Allen Gov Services Industry Avg 1) Gov Services Industry includes Leidos, SAIC, ManTech, CACI, and Engility (through Q3 FY18) 2) Organic growth reflects disclosed commentary (through SEC filing, presentation, or transcript) around organic growth performa nce 3) Source: Company presentations, SEC filings, and earnings transcripts ACCELERATING ADJUSTED EBITDA (IN MILLIONS), ADEPS GROWTH ORGANIC REVENUE GROWTH CONSISTENTLY ABOVE MARKET (1), (2), (3)

12 HISTORICAL BACKLOG & BOOK - TO - BILL BACKLOG (1) BOOK - TO - BILL TRENDS (1) For more information on the components of backlog, and the differences between backlog and remaining performance obligations, please see the Company's Form 10 - K for the fiscal year ended 3/31/20 (2) Revenue as adjusted from previously reported to reflect ASC 606 and ASU 2017 - 07 (3) Revenue as reported, reflecting ASC 606 and ASU 2017 - 07 (4) Totals round to $22.9 billion, $22.0 billion, and $23.0 billion, respectively (3) (2) (2) (2) (2) (3) (3) (3) (3) (3) (3) (3) (2) (2) (2) (2) (3) (3) (3) (3) (3) (3) $20.5 (3) (3) $22.9 (4) $22.0 (4) $23.0 (4)

$0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 FY2020 Quarterly Div. Special Div. Share Repo M&A DELIVERING SHAREHOLDER VALUE BOOZ ALLEN HAS ESTABLISHED A TRACK RECORD OF DEPLOYING CAPITAL 13 1) TSR as of 6/30/2020 and assumes dividend reinvested – Capital Deployed as of 3/31/2020 ~ $0.50 ~ $0.89 ~ $1.50 ~ $0.72 $0.00 $0.50 $1.00 $1.50 $2.00 M&A Share Repurchases Special Dividends Quarterly Dividends CAPITAL DEPLOYED AND TSR PERFORMANCE SINCE IPO : 970% (1) CAPITAL DEPLOYED SINCE IPO (1) : ~$3.6B ($B) (100.0% 100.0% 300.0% 500.0% 700.0% 900.0% 6/30/20

QUARTERLY DIVIDEND

BOOZ ALLEN HAS AND WILL CONTINUE TO MAKE OUR QUARTERLY DIVIDEND A FOCUS OF OUR INVESTMENT THESIS

BOOZ ALLEN QUARTERLY DIVIDEND

+ In FY'19 we increased our quarterly dividend $0.04 per share (vs. prior increases of $0.02 per share) due to:
  - The fundamental strength in our business and sector
  - Confidence in our earnings and cash flow generation going forward
+ In FY'20, we announced an off-cycle, $0.04 increase to our quarterly dividend during Q2, along with our traditional, $0.04 increase during Q3 to $0.31 per share
+ The increases were meant to show:
  - Commitment to our investment thesis (~2% yield)
  - Our desire to continue our track record of industry leading growth (avoid atrophy in growth rate)
+ Since our IPO, our commitment to growth is unmatched in the pure-play government services sector

HISTORICAL QUARTERLY DIVIDEND GROWTH RATE[1][2]



Booz Allen
Peer Average
Annualized Dividend Growth
21%
3%
15%
0%
13%
0%
12%
5%
42%
11%
35%
8%
2015
2016
2017
2018
2019
Jul-20

1 — Quarterly dividend initiated in 2012

2 — Proven Annual Dividend Growth Since 2013

Investment Thesis: ~2% Dividend Yield

1) Calendar Year Annualized Dividend Growth Rate; July 2020 period reflects annualized figure for most recently announced quarterly dividend

2) Peers include: CACI, SAIC, LDOS, MANT, PRSP

14

QUARTERLY PERFORMANCE: Q1 FY21

16 KEY FINANCIAL RESULTS FIRST QUARTER FISCAL YEAR 2021 RESULTS 1) Comparisons are to prior fiscal year periods FIRST QUARTER (1) Revenue $2.0 billion 7.2% Increase Revenue, Excluding Billable Expenses $1.4 billion 10.5% Increase Adjusted EBITDA $213 million 7.0% Increase Adjusted EBITDA Margin on Revenue 10.9% No change Net Income $129 million 10.2% Increase Adjusted Net Income $130 million 10.3% Increase Diluted EPS $0.92 10.8% Increase Adjusted Diluted EPS $0.93 12.0% Increase Net Cash Provided by Operating Activities $140 million 175.4% Increase

Q1 FY'21 PERFORMANCE:

ALIGNED WITH INVESTMENT THESIS

UPDATED INVESTMENT THESIS

UNIQUE MARKET POSITION = **STRONG FINANCIAL RETURNS** + **OPTION VALUE**

UNIQUE MARKET POSITION

- Investments in innovation, talent, and capabilities position us to help clients adopt current and new technologies
- First mover advantage enhanced by our ability to combine mission knowledge, consulting heritage and technical depth, creating value for critical missions and top priorities

STRONG FINANCIAL RETURNS

FY2018 - FY2021 [1]

70–80% ADEPS GROWTH BY FY21
+ ~2% Dividend Yield

6-10%	~10%	~$1.4B
Annual Revenue Growth	Adj. EBITDA Margins	Capital Deployment

OPTION VALUE

- Continued investment in new business lines and solutions that will drive future growth

INDUSTRY LEADING ORGANIC REVENUE GROWTH	– Organic growth in revenue of 7.2% year-over-year driven by strong client demand – Headcount and backlog year-over-year growth of 3.8% and 15.9%, respectively, to support future growth
CONTRACT PERFORMANCE DRIVES MARGIN EXPANSION	– Adj. EBITDA Margin on Revenue of 10.9%; Adj. EBITDA of $213.0 million (7.0% growth year-over-year) – Organic growth and strong contract-level execution continue to drive profitability – FY'21 guidance of Adj. EBITDA Margin on Revenue of approximately 10%
PRUDENT CAPITAL DEPLOYMENT	– $44 million in Q1 quarterly dividends – $76 million in Q1 share repurchases – ~$580 million remaining in three-year target to deploy ~$1.4 billion through fiscal year 2021

(1) Guidance as provided on July 31, 2020

CAPITAL ALLOCATION

DELIVERING STRONG CAPITAL RETURNS THROUGH EFFICIENT CAPITAL DEPLOYMENT STRATEGY

+ Multi-year capital deployment plan remains on track, subject to market conditions
  - Deployed ~$119 million during the first quarter
  - ~$580 million remaining in three-year target to deploy ~$1.4 billion through fiscal year 2021
+ $419 million of share repurchase authorization remained as of June 30, 2020
+ The Board authorized a regular dividend of 31 cents per share payable on August 28th to stockholders of record on August 14th
+ Our capital allocation priorities remain unchanged: working capital needs, quarterly dividend, required capex, strategic acquisitions, share repurchases, special dividends, and debt repayment (in order)

QUARTERLY CAPITAL DEPLOYMENT ($ IN MILLIONS)



$40.7
$8.3
$32.4
$32.5 (1)
$32.4
$60.6
$22.5
$38.1
$199.4
$155.7
$43.7
$119.3
$75.5
$43.8
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Quarterly Dividends
Share Repurchases
M&A (2)

HISTORICAL CAPITAL DEPLOYMENT ($ IN MILLIONS)



$396.9
$247.6
$56.4
$92.9
$392.1
$19.1
$269.6
$103.4
$364.2
$250.0
$114.2
$333.2
$186.6
$146.6
$411.9
$253.9
$158.0
FY'17
FY'18
FY'19
FY'20
LTM
Quarterly Dividends
Share Repurchases
M&A (2)

(1) Includes ~$0.1M of withhold to cover shares
(2) Represents Payments for Business Acquisitions, Net of Cash Acquired

APPENDIX

NON-GAAP FINANCIAL INFORMATION

- "Revenue, Excluding Billable Expenses" represents revenue less billable expenses. We use Revenue, Excluding Billable Expenses because it provides management useful information about the Company's operating performance by excluding the impact of costs that are not indicative of the level of productivity of our consulting staff headcount and our overall direct labor, which management believes provides useful information to our investors about our core operations.
- "Adjusted Operating Income" represents operating income before transaction costs, fees, losses, and expenses, including fees associated with debt prepayments and supplemental employee benefits due to the COVID-19 outbreak. We prepare Adjusted Operating Income to eliminate the impact of items we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature.
- "Adjusted EBITDA" represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including transaction costs, fees, losses, and expenses, including fees associated with debt prepayments and supplemental employee benefits due to the COVID-19 outbreak. "Adjusted EBITDA Margin on Revenue" is calculated as Adjusted EBITDA divided by revenue. Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. The Company prepares Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature.
- "Adjusted Net Income" represents net income before: (i) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, (ii) supplemental employee benefits due to the COVID-19 outbreak, (iii) tax credits, net of reserves for uncertain tax positions, (iv) amortization or write-off of debt issuance costs and write-off of original issue discount, (v) release of income tax reserves, and (vi) re-measurement of deferred tax assets and liabilities as a result of the 2017 Tax Act in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. We prepare Adjusted Net Income to eliminate the impact of items, net of tax, we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. We view net income excluding the impact of the re-measurement of the Company's deferred tax assets and liabilities as a result of the 2017 Tax Act as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform.

  "Adjusted Diluted EPS" represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method of calculating EPS as required in accordance with accounting principles generally accepted in the United States, or GAAP.
- "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property, equipment, and software.

20

21 a The use and definition of Non - GAAP financial measurements can be found in the company's public filings b Reflects the combination of Interest expense and Other income (expense), net from the consolidated statement of operations. c Reflects amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group. d Fiscal 2017 reflects debt refinancing costs associated with the refinancing transaction consummated on July 13, 2016. Fiscal 2019 reflects debt refinancing costs associated with the refinancing transaction consummated on July 23, 2018. Fiscal 2020 reflects debt refinancing costs incurred in connection with the refinancing transactions consummated on November 26, 2019. e Represents the supplemental contribution to employees' dependent care FSA accounts in response to the COVID - 19 outbreak. f Reflects tax credits, net of reserves for uncertain tax positions, recognized in fiscal 2020 related to an increase in research and development credits available for fiscal years 2016 to 2020. g Release of pre - acquisition income tax reserves assumed by the Company in connection with the Carlyle Acquisition. h Fiscal 2016 and 2017 reflect the tax effect of adjustments at an assumed effective tax rate of 40%. With the enactment of the 2017 Tax Act, fiscal 2018 adjustment is reflected using an assumed effective tax rate of 36.5%, and fiscal 2019 and 2020 adjustments are reflected using an assumed effective tax rate of 26%, which approximate the blended federal and state tax rates for fiscal 2018, 2019, and 2020 respectively, and consistently exclude the impact of other tax credits and incentive benefits realized. i Excludes adjustments associated with the application of the two - class method for computing diluted earnings per share. j Reflects the adjustments made to the provisional income tax benefit associated with the re - measurement of the Company's deferred tax assets and liabilities as a result of the 2017 Tax Act. NON - GAAP FINANCIAL INFORMATION

22 NON - GAAP FINANCIAL INFORMATION (a) Represents the supplemental contribution to employees' dependent care FSA accounts in response to the COVID - 19 outbreak. (b) Reflects the combination of Interest expense and Other (expense) income, net from the condensed consolidated statement of operations. (c) Release of pre - acquisition income tax reserves assumed by the Company in connection with the Carlyle Acquisition. (d) Reflects the tax effect of adjustments at an assumed effective tax rate of 26%, which approximates the blended federal and state tax rates, and consistently excludes the impact of other tax credits and incentive benefits realized. (e) Excludes adjustments of approximately $0.6 million of net earnings for both the three months ended June 30, 2020 and 2019, associated with the application of the two - class method for computing diluted earnings per share. Three Months Ended June 30, (In thousands, except share and per share data) 2020 2019 (Unaudited) Revenue, Excluding Billable Expenses Revenue $ 1,956,453 $ 1,825,176 Billable expenses 549,077 551,175 Revenue, Excluding Billable Expenses $ 1,407,376 $ 1,274,001 Adjusted Operating Income Operating Income $ 191,887 $ 179,046 COVID - 19 supplemental employee benefits (a) 342 — Adjusted Operating Income $ 192,229 $ 179,046 EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue & Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses Net income $ 129,329 $ 117,386 Income tax expense 41,487 38,444 Interest and other, net (b) 21,071 23,216 Depreciation and amortization 20,732 20,021 EBITDA $ 212,619 $ 199,067 COVID - 19 supplemental employee benefits (a) 342 — Adjusted EBITDA $ 212,961 $ 199,067 Adjusted EBITDA Margin on Revenue 10.9% 10.9 % Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses 15.1% 15.6 % Adjusted Net Income Net income $ 129,329 $ 117,386 COVID - 19 supplemental employee benefits (a) 342 — Release of income tax reserves (c) (29) — Amortization or write - off of debt issuance costs and write - off of original issue discount 454 457 Adjustments for tax effect (d) (199) (119) Adjusted Net Income $ 129,897 $ 117,724 Adjusted Diluted Earnings Per Share Weighted - average number of diluted shares outstanding 139,172,454 141,129,301 Adjusted Net Income Per Diluted Share (e) $ 0.93 $ 0.83 Free Cash Flow Net cash provided by operating activities $ 140,418 $ 50,983 Less: Purchases of property, equipment, and software (20,058) (27,336) Free Cash Flow $ 120,360 $ 23,647

FINANCIAL RESULTS – KEY DRIVERS

First Quarter Fiscal 2021 – Below is a summary of the key factors driving results for the fiscal 2021 first quarter ended June 30, 2020 as compared to the prior year period:

- Revenue increased by 7.2% to $2.0 billion primarily driven by sustained strength in client demand and headcount growth to meet that demand. Revenue growth this quarter was also impacted by lower-than-typical billable expenses primarily due to the COVID-19 outbreak.
- Revenue, Excluding Billable Expenses increased 10.5% to $1.4 billion due to sustained strength in client demand and increased headcount to meet that demand.
- Operating Income increased 7.2% to $191.9 million and Adjusted Operating Income increased 7.4% to $192.2 million. Increases in both were primarily driven by the same factors driving revenue growth as well as strong contract level performance and effective cost management, all of which were partially offset by the inability to recognize revenue on, or bill for, fee on certain contracts involving a ready workforce of approximately $12.0 million.
- Net income increased 10.2% to $129.3 million and Adjusted Net Income increased 10.3% to $129.9 million. These changes were primarily driven by the same factors as Operating Income and Adjusted Operating Income.
- EBITDA increased 6.8% to $212.6 million and Adjusted EBITDA increased 7.0% to $213.0 million. These increases were due to the same factors as Operating Income and Adjusted Operating Income.
- Diluted EPS increased to $0.92 from $0.83 and Adjusted Diluted EPS increased to $0.93 from $0.83. The changes were primarily driven by the same factors as Net Income and Adjusted Net Income, respectively, as well as decreased interest expense, a lower tax rate, and a lower share count in the first quarter of fiscal 2021.
- As of June 30, 2020, total backlog was $23.0 billion, an increase of 15.9%. Funded backlog was $3.4 billion, an increase of 7.6%.
- Net cash provided by operating activities was $140.4 million for the quarter ended June 30, 2020 as compared to $51.0 million in the prior year period. The increase in operating cash flows was primarily due to effective working capital management driven by strong cash collections of our revenue and effective management of vendor payables. Net income growth, including lower interest expense, also contributed to the increase in operating cash. Free Cash Flow was $120.4 million for the quarter ended June 30, 2020 as compared to $23.6 million for the quarter ended June 30, 2019. Free Cash Flow was affected by the same factors affecting cash provided by operating activities, as well as a decrease in capital expenditures reflecting a shift away from facilities investment towards technology and tools needed to support the virtual work environment. Additionally, we continue to modernize our corporate information technology infrastructure, including to prepare for the implementation of a new financial management system.

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24 COVID UPDATE Booz Allen has been able to quickly respond to the challenges of COVID. Because so much of its work is mission - critical, it must continue without interruption, and the key strategic trends that fuel the business have not changed. Booz Allen believes the demand for integrated technology solutions continues to grow. Despite the challenges from COVID, Booz Allen remains in growth posture but acknowledges that there is reduced visibility into the factors that will drive performance for the full ye ar. In response to the health crisis, Booz Allen has implemented a COVID operational plan based on 3 overriding priorities: to protect the health and safety of its people, their families and communities; to continue supporting the critical missions of its clients; and to ensure the financial and institutional resilience of the firm. ⦁ Moved to mandatory telework on March 17 and Resilience program announced on April 1. Created $100 million pandemic resilience fund by containing and reprioritizing non - personnel costs to include the elimination of many events and a variety of other overhead expenses, as well as a hiring freeze in non - billable departments. Used a portion of those funds to increase job security and expand benefits, allowing personnel to channel their talent and energy into meeting the needs of clients, an outcome that directly contributes to Booz Allen's growth while preserving our resiliency. ⦁ Prioritize telework. Piloting antibody testing protocols, conducting contact tracing and fine - tuning the employee benefit programs. Guided by federal, state and local policies as well as advice from its own experts, creating safe return plans in collaboration with each client. Great execution of these safe return plans will help keep everyone healthy and safe while maintaining critical missions. Implementing social distancing rules, travel restrictions, cleaning procedures and protections for those at high risk. Continue reviewing the needs for the resilience program funds and how to reinvest back in the business if the full amount is not needed. ⦁ Begins when the virus is controlled. Expecting new normal to emerge, incorporating lasting social changes that result from the pandemic. This is viewed as a source of new challenges and opportunities that need to be considered and anticipated starting now. Phase 1 Phase 2 ( Our Current Position ) Phase 3 Three Phase Approach

SHAREHOLDER AND STOCK INFORMATION 25 • Website: investors.boozallen.com • Contact Information - Media James Fisher Principal, Media Relations 703 - 377 - 7595 Fisher_James_W@bah.com - Corporate Governance Nancy Laben Executive Vice President and Chief Legal Officer 703 - 377 - 9042 Laben_Nancy@bah.com